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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 2, 2000


                                  NAVIDEC, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            COLORADO                   0-29098                  33-0502730
            --------                   -------                  ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

FIDDLER'S GREEN CENTER, 6399 S. FIDDLER'S GREEN CIRCLE,
          SUITE 300, GREENWOOD VILLAGE, CO                         80111
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         (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (303) 222-1000.




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ITEM 5.   OTHER EVENTS.

         Navidec, Inc. ("Navidec"), has entered into an agreement dated August 2, 2000, related to the acquisition of its subsidiary, DriveOff.com, Inc., by CarPoint.com, LLC ("CarPoint").

         Navidec and CarPoint, which is majority owned by Microsoft Corporation ("Microsoft"), expect the transaction to close within thirty (30) days.

         Upon completion of the transaction, Navidec will be a shareholder of a newly created corporation, CarPoint, Inc., along with Microsoft, Ford Motor Company and WFC Holdings Corporation.




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ITEM 7(C). FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed with this report.

         Exhibit No.              Description
         -----------              -----------

            99.1         Press Release dated August 7, 2000

            99.2         Agreement and Plan of Contribution and
                         Reorganization dated August 2, 2000




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NAVIDEC, INC.



Date:  August 10, 2000                      By: /s/ Patrick Mawhinney
                                               --------------------------
                                                Patrick Mawhinney
                                                Chief Financial Officer






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